UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2009

                             -----------------------

                                  Ryerson Inc.
             (Exact name of registrant as specified in its charter)
                                    Delaware
                 (State or other jurisdiction of incorporation)
                                    001-09117
                            (Commission File Number)
                                   36-3425828
                      (I.R.S. Employer Identification No.)

                             -----------------------

                     2621 West 15th Place, Chicago, IL 60608
              (Address of principal executive offices and zip code)
                                 (773) 762-2121
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02      Results of Operations and Financial Condition.

     The information contained within Item 2.02 of this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On May 4, 2009, Ryerson Inc. (the "Company") released its First Quarter Selected Income and Cash Flow Data. The Ryerson Inc. First Quarter Selected Income and Cash Flow Data is set forth on Exhibit 99.1 attached hereto and is hereby incorporated by reference.


Item 9.01      Financial Statements and Exhibits

(d)  Exhibits

     The following exhibit is being filed with this Current Report on Form 8-K:

     99.1      Ryerson Inc. First Quarter Selected Income and Cash Flow Data


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                                    SIGNATURE
                                    ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 4, 2009

                                        RYERSON INC.



                                        By:  /s/ Terence R. Rogers
                                           -------------------------------------
                                           Name:   Terence R. Rogers
                                           Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number      Description

     99.1      Ryerson Inc. First Quarter Selected Income and Cash Flow Data


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